CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND
CLEARWATER SMALL COMPANIES FUND
CLEARWATER TAX-EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2017, AS SUPPLEMENTED

The date of this Supplement is September 21, 2017.

Effective September 8, 2017, the Board of Trustees has approved the termination of Keeley-Teton Advisors, LLC (“Keeley-Teton”) as a subadviser to the Clearwater Small Companies Fund (the “Small Companies Fund”). The Board of Trustees has also approved investment subadvisory agreements with two new subadvisers to the Small Companies Fund: Cooke & Bieler, L.P. and Pzena Investment Management LLC. Additionally, effective September 22, 2017, Clearwater Management Company, the investment manager of the Clearwater Investment Trust, decreased its voluntary management fee waivers for the Clearwater Core Equity Fund, the Small Companies Fund and the Clearwater International Fund.

Accordingly, the Prospectus is amended as follows.

1.	The section titled “SUMMARY SECTION – Clearwater Small Companies Fund – Principal Investment Strategies” in the Prospectus is deleted and replaced with the following:

Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”), Cooke & Bieler, L.P (“Cooke & Bieler”) and Pzena Investment Management LLC (“Pzena”). KCM uses a “bottom-up” investment approach in selecting securities based on its fundamental analysis of a security’s value. Cooke & Bieler seeks to buy businesses that it believes will compound value over time and to minimize risk through its research and its valuation discipline. Pzena’s investment philosophy is a value equity strategy based on a fundamental, bottom-up research process. Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

2.	In the section titled “SUMMARY SECTION – Clearwater Small Companies Fund – Principal Risks of Investing in the Fund” in the Prospectus, the paragraph titled “Restructure Risk” is deleted.

3.	The section titled “SUMMARY SECTION – Clearwater Small Companies Fund – Fund Adviser and Portfolio Managers” in the Prospectus is deleted and replaced with the following:

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadviser	Portfolio Managers	Period of Service
KCM	Donald M. Cobin, Vice President Timothy P. Hasara, Vice President	Both have been portfolio managers of the Fund since 2007.
Cooke & Bieler

Andrew Armstrong, CFA, Principal

Steve Lyons, CFA, Partner

Michael M. Meyer, CFA, Partner

Edward W. O’Connor, CFA, Partner

R. James O’Neil, CFA, Partner

Mehul Trivedi, CFA, Partner

William Weber, CFA, Partner

All have been portfolio managers of the Fund since 2017.
Pzena	John J. Flynn, Principal Evan D. Fox, Principal Benjamin S. Silver, CFA, CPA, Principal	All have been portfolio managers of the Fund since 2017.

4.	The section titled “Clearwater SMALL COMPANIES Fund – Principal Investment Strategies” in the Prospectus is deleted and replaced with the following:

Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”), Cooke & Bieler, L.P. (“Cooke & Bieler”) and Pzena Investment Management LLC (“Pzena”). FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics.

KCM uses a “bottom-up” investment approach in selecting securities based on its fundamental analysis of a security’s value. In selecting individual companies for investment, KCM looks for companies with:

•	Growing and accelerating sales, earnings and cash flow.
•	Above average growth rates at reasonable market valuations.
•	Low valuations relative to long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to poor economic conditions, adverse regulatory changes or market declines.

KCM also employs an active sell discipline and will generally sell a stock if it determines:

•	The company’s future fundamentals have deteriorated.
•	The company’s stock has reached full or excessive valuation level.

KCM reinvests the proceeds of dispositions in new securities exhibiting desirable investment characteristics as described above.

Cooke & Bieler seeks to buy businesses that it believes will compound value over time and to minimize risk through its research and its valuation discipline. Potential investment ideas are subject to research and analysis using quantifiable factors with a focus on determining a business’s ability to generate attractive and sustainable returns. Cooke & Bieler also evaluates subjective factors, including management strategy and stewardship. Cooke & Bieler’s Small Cap Value Equity Strategy is typically composed of 40 to 60 holdings, each generally with market capitalizations within the range of the Russell 2000® Index at the time of purchase.

Pzena’s investment philosophy is a value equity strategy based on a fundamental, bottom-up research process. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, applying intensive fundamental research in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena includes companies in its portfolio that meet all five of the following criteria: (1) the current valuation is low compared to the company’s normalized earnings power; (2) the current earnings are (typically) below historic norms; (3) Pzena judges that the problems are temporary; (4) Pzena believes that management has a viable strategy to generate earnings recovery; and (5) there is, in Pzena’s view, meaningful downside protection in case the earnings recovery does not materialize.

5.	In the section titled “CLEARWATER SMALL COMPANIES FUND – Principal Risks of Investing in the Fund” in the Prospectus, the paragraph titled “Restructure Risk” is deleted.
6.	The third paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus is deleted and replaced with the following:

Effective March 16, 2015, CMC has voluntarily agreed to waive a portion of the management fee for the Tax-Exempt Bond Fund to achieve an effective management fee rate equal to 0.34% of the Fund’s average daily net assets. Effective September 22, 2017, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, the Small Companies Fund and the International Fund to achieve an effective management fee rate equal to 0.38%, 1.03% and 0.68%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.

7.	The following is added to the fourth paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:

With respect to the subadvisory contracts with Cooke & Bieler and Pzena, a discussion regarding the basis for the Board of Trustees’ approval of the subadvisory contracts will be included in the annual report of the Trust for the fiscal period ended December 31, 2017, when available.

8.	The eighth paragraph under the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus is deleted and replaced with the following:

CMC has engaged Cooke & Bieler, L.P. (“Cooke & Bieler”) as a subadviser to select investments for the Small Companies Fund. Cooke & Bieler is a registered investment adviser under the Advisers Act. Cooke & Bieler was founded in 1949 and is governed by the laws of the Commonwealth of Pennsylvania. Cooke & Bieler’s address is 1700 Market Street, Suite 3222, Philadelphia, PA 19103. As of June 30, 2017, Cooke & Bieler had approximately $5.6 billion in assets under management.

CMC has engaged Pzena Investment Management LLC (“Pzena”) as a subadviser to select investments for the Small Companies Fund. Pzena is a registered investment adviser under the Advisers Act. Pzena is a Delaware limited liability company formed in 1995. Pzena’s address is 320 Park Avenue, 8th Floor, New York, NY 10022. As of June 30, 2017, Pzena had approximately $33.5 billion in assets under management.

9.	The rows corresponding to the Small Companies Fund in the section titled “MANAGEMENT – The Portfolio Managers” is deleted and replaced with the following rows:
Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Small Companies Fund	KCM	Donald M. Cobin	2007	Donald Cobin, CFA, a Vice President and Director, is the Portfolio Manager for the Small Cap Core and SMID Cap Core portfolios. Mr. Cobin began his investment career in 1993 and served as Director of Research at Delaware Investments and prior to that as an investment analyst at Conseco and WR Huff. From 2002 until February 2007, Mr. Cobin was one of five senior investment professionals at Matador Capital Management, a value-focused hedge fund with long/short equities and limited distressed debt investments. Mr. Cobin joined KCM in February 2007 as an analyst and later became Portfolio Manager in November 2007. Mr. Cobin earned a BA from Emory University and his MBA from the Wharton School of the University of Pennsylvania.
Small Companies Fund	KCM	Timothy P. Hasara	2007	Timothy Hasara, a Vice President, is the Portfolio Manager of the Micro Cap strategy. Mr. Hasara began his investment career in 1994 and prior to joining KCM, he was an Information Systems Manager for the office of the Illinois Secretary of State. He joined KCM in 1994 as an analyst and was promoted to Portfolio Manager in 1995. Mr. Hasara received a BBA in Marketing from the University of Notre Dame and an MS in Management from Johns Hopkins University.
Small Companies Fund	Cooke & Bieler	Andrew Armstrong, CFA	2017	Andrew Armstrong, CFA, is a Principal and Analyst/Portfolio Manager. Mr. Armstrong earned his undergraduate degree in Economics from the University of Pennsylvania. He worked as an Associate at Cooke & Bieler for three years before joining Hotchkis & Wiley Capital Management as an investment analyst in 2011. Mr. Armstrong returned to Cooke & Bieler in 2014.
Small Companies Fund	Cooke & Bieler	Steve Lyons, CFA	2017	Steve Lyons, CFA, is a Partner and Analyst/Portfolio Manager. Mr. Lyons earned his undergraduate degree in Finance with honors from Arizona State University. He worked in the investment services industry specializing in private equity and business valuation before returning to business school. He received his MBA with honors from the University of Chicago. Mr. Lyons joined Cooke & Bieler in 2006.
Small Companies Fund	Cooke & Bieler	Michael M. Meyer, CFA	2017	Michael Meyer, CFA, is a Partner and Analyst/Portfolio Manager. Mr. Meyer earned his undergraduate degree in Economics from Davidson College, graduating with distinction. In 1993, following four years at Sterling Capital Management as an equity analyst and head equity trader, Mr. Meyer earned his MBA in Finance from the Wharton School of Business and joined Cooke & Bieler.

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Small Companies Fund	Cooke & Bieler	Edward W. O’Connor, CFA	2017	Edward O’Connor, CFA, is a Partner and Analyst/Portfolio Manager. Mr. O’Connor graduated with honors in Economics and Philosophy from Colgate University. He served as a U.S. diplomat in Cuba and Guatemala prior to receiving his MBA with concentrations in Finance and International Business in 1999 from the University of Chicago. He then joined Cambiar Investors where he worked as an equity analyst and portfolio manager until 2001. Mr. O’Connor joined Cooke & Bieler in 2002.
Small Companies Fund	Cooke & Bieler	R. James O’Neil, CFA	2017	R. James O’Neil, CFA, is a Partner and Analyst/Portfolio Manager. Mr. O’Neil received his undergraduate degree in Economics from Colby College, graduating with distinction. He was an Investment Officer in the Capital Markets Department at Mellon Bank for three years before entering Harvard Business School to earn his MBA. Mr. O’Neil joined Cooke & Bieler in 1988.
Small Companies Fund	Cooke & Bieler	Mehul Trivedi, CFA	2017	Mehul Trivedi, CFA, is a Partner and Analyst/Portfolio Manager. Mr. Trivedi graduated magna cum laude with dual degrees in both Economics (with concentrations in Finance and Statistics) and International Relations from the University of Pennsylvania. After working as a fixed-income analyst at Blackrock Financial Management and then as a product manager at PNC Asset Management, Mr. Trivedi earned his MBA from the Wharton School of Business, joining Cooke & Bieler in 1998.
Small Companies Fund	Cooke & Bieler	William Weber, CFA	2017	William Weber, CFA, is a Partner and Analyst/Portfolio Manager. Mr. Weber graduated magna cum laude from Villanova University in 2002 with dual degrees in Finance and English. He then worked at Cooke & Bieler for six years in various roles including marketing, operations and research support, before earning his MBA with honors from the University of Chicago Booth School of Business in 2010. While at Booth, Mr. Weber co-managed the school’s Student Managed Investment Fund and interned at T. Rowe Price Associates as an equity research analyst. Mr. Weber returned to Cooke & Bieler in 2010.
Small Companies Fund	Pzena	John J. Flynn	2017	John J. Flynn, a Principal, is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Flynn became a member of the firm in 2005. Prior to joining Pzena, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. Mr. Flynn earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Small Companies Fund	Pzena	Evan D. Fox	2017	Evan D. Fox, CFA, a Principal, is a co-portfolio manager for the Small Cap Focused Value service. Mr. Fox became a member of the firm in 2007. Prior to joining Pzena, Mr. Fox was a teaching assistant for the Wharton School Finance Department, a summer analyst at Lazard, and a summer researcher at Lucent Technologies. Mr. Fox earned a B.S. summa cum laude in Economics from the Wharton School of the University of Pennsylvania and a B.A.S. from the University of Pennsylvania School of Engineering and Applied Science.
Small Companies Fund	Pzena	Benjamin S. Silver, CFA, CPA	2017	Benjamin S. Silver, CFA, CPA, a Principal, serves as co-portfolio manager for the U.S. Mid Cap, Large Cap, and Global strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Silver became a member of the firm in 2001. Prior to joining Pzena, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their Financial Services Group. Mr. Silver earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University.

10.	On page 53 of the Prospectus, the information under “CLEARWATER INVESTMENT TRUST – Clearwater Small Companies Fund Subadvisers” is deleted and replaced with the following:

Kennedy Capital Management, Inc.

10829 Olive Boulevard

St. Louis, MO 63141-7739

Cooke & Bieler, L.P.

1700 Market Street, Suite 3222

Philadelphia, PA 19103

Pzena Investment Management LLC

320 Park Avenue, 8th Floor

New York, NY 10022

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.